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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


         Date of Report (Date of Earliest Event Reported): June 10, 2004

                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-27750                                   13-3459685
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  (Commission File Number)                (I.R.S. Employer Identification No.)

   521 WEST 57TH STREET, NEW YORK, NEW YORK                 10019
  -----------------------------------------               ---------
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 698-0300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS

On June 10, 2004, IMPATH Inc. (the "Company") and its other debtor-in-possession subsidiaries filed an amended monthly operating report with the United States Bankruptcy Court for the Southern District of New York amending the monthly operating report of the Company for the period of April 1, 2004 to April 30, 2004. The amended monthly operating report, attached as an exhibit hereto, replaces in its entirety the monthly operating report attached as an exhibit to the Company's Current Report on Form 8-K filed on June 9, 2004.

The information contained in the amended monthly operating report has been prepared in accordance with guidelines established by the Office of the United States Trustee and is not to be used for investment purposes. As indicated in the Company's Current Report on Form 8-K filed on July 30, 2003, investors should not rely on the consolidated financial statements or the independent auditors' reports, where applicable, contained in the Company's previously filed periodic reports, including those set forth in the Company's Annual Reports on Form 10-K for 2002 and prior periods, and the Quarterly Report on Form 10-Q for the period ended March 31, 2003. In addition, the Company has not filed a Quarterly Report on Form 10-Q for the periods ended June 30, 2003, September 30, 2003 and March 31, 2004, nor has the Company filed an Annual Report on Form 10-K for the period ended December 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         99.1       Amended Monthly Operating Report of IMPATH Inc.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2004




                                             IMPATH INC.


                                             By:  /s/ Adam Rappaport
                                                --------------------------------
                                                  Name:   Adam Rappaport
                                                  Title:  Assistant Secretary

                                  EXHIBIT INDEX

       Exhibit No.                        Exhibit
       -----------                        -------

         99.1               Amended Monthly Operating Report of IMPATH Inc.